                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2003
                                                  ------------


                            HOMEGOLD FINANCIAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                 South Carolina
                                 --------------
                 (State or other jurisdiction of Incorporation)

000-8909                                                              57-0513287
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2340 Broad River Road, Suite B, Columbia, South Carolina                   29210
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (803) 365-2500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

On March 31, 2003, HomeGold Financial, Inc. ("HGFN") and one of its subsidiaries, HomeGold, Inc. ("HGI") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina (the "Bankruptcy Court"). HGFN's and HGI's bankruptcy cases are being jointly administered under Case No. 03-03864-B. Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on April 14, 2003, HGFN sought a no-action position from Staff of the Commission that would permit HGFN to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. The Staff has not yet responded to the request. Nonetheless, in conformity with its request and the provisions of Staff Legal Bulletin No. 2, HGFN files its amended financial report and the amended financial report of HomeGold, Inc., both for the period ended April 30, 2003, filed with the Bankruptcy Court on June 30, 2003 (the "Reports"), as Exhibits 99.1 and 99.2 hereto, respectively, which Reports are incorporated herein by reference.

THE REPORTS CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     99.1 Amended Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

     99.2 Amended Monthly Operating Report of HomeGold, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HOMEGOLD FINANCIAL, INC.

Date: June 4, 2003                          By: /s/ Karen A. Miller
                                                -------------------
                                            Karen A. Miller
                                            Executive Vice President,
                                            Chief Financial Officer & Treasurer

                                    EXHIBITS
                                    --------

99.1 Amended Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

99.2 Amended Monthly Operating Report of HomeGold, Inc. for the Calendar Month March 31, 2003 to April 30, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  Homegold Financial, Inc. )                                    Chapter 11
                                 )
                                 )                       Case Number 03-03865-WB
                        Debtor(s))                                   -----------
----------------------------------

                            MONTHLY OPERATING REPORT
                        Calendar Month 3/31/03 to 4/30/03
                                       -------    -------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash  X   Accrual
                            ---          ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
      Shane Smith, VP - Finance   803-365-2500
      ----------------------------------------
      2340 Broad River Road, Columbia, S.C.
      ----------------------------------------

3.   NUMBER OF EMPLOYEES paid during this period: 0
                                                 ---

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last
     reporting period? Yes      No  X . If yes, explain below:
                           ---     ---

--------------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES current? Yes  X  No     Not Applicable
                                            ---    ---                ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

     Beginning Balance      $13,712,961
                            -----------
     Collected this Period     586,670*
                            -----------
     Ending Balance          13,126,291
                            -----------

7.   POST-PETITION ACCOUNTS RECEIVABLE:

     0-30 Days: $       0   31-60 Days:  $           Over 60Days: $
                 --------                 --------                 --------

If there are any post-petition Accounts Receivable over 30 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies.

8.   POST-PETITION ACCOUNTS PAYABLE:

     0-30 Days: $       0   31-60 Days:  $           Over 60Days: $
                 --------                 --------                 --------

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes __n/a No ______. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of BOTH FEDERAL AND STATE TAXES.

10.  ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and
payment of payroll and sales taxes? Yes     No  X . If no, explain: N/A
                                        ---    ---

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all current? Yes  X   No     Explain:
                 ---     ---         ------------------------------------------

12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

     Auto & Truck 12/31/03  Liability 12/31/03
                  --------            --------
     Fire  12/31/03  Workers Comp. 12/31/03
           --------                --------

13.  ACTIONS OF DEBTOR. During the last month, did the debtor:

     (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

     (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes     No  X  Explain:
    ---    ---          -------------------------------------------------------

15. PAYMENTS TO SECURED CREDITORS during reporting period: (Attach additional sheets, if necessary.)

            |    FREQUENCY OF    | AMOUNT  |   NEXT    |     POST-PETITION
            |    PAYMENTS PER    | OF EACH |  PAYMENT  |   PAYMENTS NOT MADE
  CREDITOR  | CONTRACT (MO.,QTR) | PAYMENT |    DUE    |    NUMBER & AMOUNT
  --------  | ------------------ | ------- |    ---    |    ---------------
        N/A |                    |         |           |
            |                    |         |           |
------------ -------------------- --------- ----------- ------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)

     PROFESSIONAL                    SERVICE                    AMOUNT
     ---------------------- -------------------------- -------------------------
                           |                          |
              None         |                          |
     ---------------------- -------------------------- -------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period:     $250 *  .
                                                              -------------

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                 HomeGold Financial, Inc.
Dated: 6/30/03                                   DEBTOR-IN-POSSESSION
       -------

Name/ Title: Karen A. Miller, CFO                By: /s/ Karen A. Miller
             --------------------                   ------------------------
Address: 2340 Broad River Rd, Ste. B
         ---------------------------
Columbia, SC 29210
------------------
___________________________________

Phone: 803-365-2500
       ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)



* The Quarterly U.S. Trustee Fee was paid by HomeGold, Inc. on behalf of its parent company HomeGold Financial, Inc.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  Homegold Financial, Inc. )                                    Chapter 11
                                 )
                                 )                       Case Number 03-03865-WB
                        Debtor(s))                                   -----------
----------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                          (BUSINESS DEBTOR, CASH BASIS)
                        CALENDAR MONTH 3/31/03 TO 4/30/03
                                       -------    -------
                (All figures refer to post-petition transactions)

                                                      THIS MONTH        YEAR TO DATE

   (A) TOTAL SALES/INCOME                        A)       N/A                N/A
                                                     ------------      --------------
       Cost of Sales
       Beginning Inventory                           ____________      ______________
       Purchase of Inventory                         ____________      ______________
       Less Ending Inventory                         ____________      ______________
       Direct Labor (Gross Salaries)                 ____________      ______________
       Purchased Services                            ____________      ______________

   (B) TOTAL COST OF SALES  (B)                           N/A                N/A
                                                     ------------      --------------
   (C) GROSS PROFIT  (C = A - B)                          N/A                N/A
                                                     ------------      --------------

   OPERATING EXPENSES
   Officer Salaries (Gross)                          ____________      ______________
   Other Employee Salaries (Gross)                   ____________      ______________
   Taxes (Payroll: Employer's Share)                 ____________      ______________
   Employee Benefits (Insurance, Pension
       Plan, etc. Employer's Share                   ____________      ______________
   Advertising                                       ____________      ______________
   Bad Debts                                         ____________      ______________
   Depreciation and Amortization                     ____________      ______________
   Entertainment                                     ____________      ______________
   Insurance (Real Estate)                           ____________      ______________
   Insurance(Other)                                  ____________      ______________
   Interest (Mortgage, Loans, etc.)                  ____________      ______________
   Leases (other than rent)                          ____________      ______________
   Outside Services & Contractors                    ____________      ______________
   Professional Fees (Attorney, Accountant)          ____________      ______________
   Rent and leases                                   ____________      ______________
   Repairs & Maintenance                             ____________      ______________
   Supplies                                          ____________      ______________


                                                      THIS MONTH        YEAR TO DATE
   Taxes (Real Properties)                           ____________      ______________
   Taxes(Other)                                      ____________      ______________
   Telephone                                         ____________      ______________
   Travel                                            ____________      ______________
   Utilities                                         ____________      ______________
   U.S. Trustee Quarterly Fee

   OTHER OPERATING EXPENSES                          ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   (D) TOTAL OPERATING EXPENSES (D)                       N/A                N/A
                                                     ------------      --------------
   (E) PROFIT/LOSS FROM OPERATIONS (E=C-D)                N/A                N/A
                                                     ------------      --------------
   OTHER INCOME (EXPENSES)                           ____________      ______________

   Interest Income                                   ____________      ______________
   Interest Exp                                      ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   EXTRAORDINARY ITEMS- In (Out)
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   (F) TOTAL OTHER INCOME/EXPENSE &
       EXTRAORDINARY ITEMS    (F)                    ____________      ______________

   (G) INCOME BEFORE TAXES (G = E+F)                 ____________      ______________

   (H) INCOME TAX EXPENSE     (H)                    ____________      ______________

   (I) NET INCOME (LOSS)  (I = G - H)                     N/A                N/A
                                                     ------------      --------------

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  HomeGold Financial, Inc.       )
                                       )     Chapter 11
                                       )     Case Number:03-03865-WB
                                       )                 -----------
                           Debtor(s)   )
---------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                      Calendar Month Ending APRIL 30, 2003

Total Disbursements from Operating Account   (See Note 1)         N/A
                                                         ---------------------
Total Disbursements from Payroll Account     (See Note 2)         N/A
                                                         ---------------------
Total Disbursements from Tax Escrow Account  (See Note 3)         N/A
                                                         ---------------------
Total Disbursements from any other Account   (See Note 4)         N/A
                                                         ---------------------

Grand Total Disbursements from all Accounts                       N/A
                                                         ---------------------
NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)


                                           Department of the Treasury-Internal Revenue Service
FORM 6123
(Rev. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------- -------------------------------------------------------------------------------------------------------------------
                                                 Do not attach this Notice to your Return
-------------- -------------------------------------------------------------------------------------------------------------------
                District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-------------- -------------------------------------------------------------------------------------------------------------------
                Name of Taxpayer         N/A

    FROM:      -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address

-------------- -------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):
-------------------------- -------------------------------------------------------------------------------------------------------
       SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

  Taxes Reported on             for the payroll period from __________ to ___________
  Form 941, Employer's
  Quarterly Federal                     Payroll date              _____________
  Tax Return
                            Gross wages paid to employees                      $ ___________

                            Income tax withheld                                $ ___________

                            Social Security (EMPLOYER'S PLUS EMPLOYEE'S
                            SHARE OF SOCIAL SECURITY TAX)                      $ ___________

                            Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------

       SECTION 2                  Form 940 Federal Tax Deposit (FTD) Information

  Taxes Reported on               for the payroll period from __________ to ___________
  Form 940,Employer's
  Annual Federal            Gross wages paid to employees                      $ ___________
  Unemployment Tax
  Return                    Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------
                                                         CERTIFICATION
                           (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's
Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT METHOD                          / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                             / /   Electronic Federal Tax Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------------------------------
  Amount (Form 941 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Amount (Form 940 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Depositor's Employer                               Name and Address of Bank
  Identification Number:
--------------------------------------------------- ------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------------------------------
  Signed:                                                                          Date:

----------------------------------------------------------------------------------------------------------------------------------
  Name and Title
  (PRINT OR TYPE)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Cat. #43099Z Form 6123 (rev. 06-97)

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003
                                    --------------


               TOTAL           DATE            PAST DUE            PAST DUE
CREDITOR        DUE          INCURRED        (31-60 DAYS)       (OVER 60 DAYS)

N/A


















TOTALS THIS
PAGE           $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

TOTALS ALL
PAGES          $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003
                                    --------------


               TOTAL           DATE            PAST DUE            PAST DUE
CREDITOR        DUE          INCURRED        (31-60 DAYS)       (OVER 60 DAYS)

N/A


















TOTALS THIS
PAGE           $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

TOTALS ALL
PAGES          $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  Homegold, Inc.             )                    Chapter 11
                                   )                    Case Number 03-03864-WB
                                   )                                -----------
                          Debtor(s))
------------------------------------

                            MONTHLY OPERATING REPORT
                        CALENDAR MONTH 3/31/03 TO 4/30/03
                                       -------    -------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash  X   Accrual
                            ---          ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
      Shane Smith, VP - Finance   803-365-2500
      ----------------------------------------
      2340 Broad River Road, Columbia, S.C.
      ----------------------------------------

3.   NUMBER OF EMPLOYEES paid during this period: 0
                                                 ---

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last
     reporting period? Yes      No  X . If yes, explain below:
                           ---     ---

--------------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES current? Yes  X  No     Not Applicable
                                            ---    ---                ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

     Beginning Balance      $10,671,986
                            -----------
     Collected this Period      979,367
                            -----------
     Ending Balance           9,692,619
                            -----------

7.   POST-PETITION ACCOUNTS RECEIVABLE:

     0-30 Days: $ 205,265   31-60 Days:  $           Over 60Days: $
                 --------                 --------                 --------

*Amount represents receivable due from EMMCO, LLC, not previously categorized as a post-petition trade receivable.


If there are any POST-PETITION Accounts Receivable over 30 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies.

8.   POST-PETITION ACCOUNTS PAYABLE:

     0-30 Days: $ 48,985    31-60 Days:  $          Over 60 Days: $
                 --------                 --------                 --------

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _____ No ______. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of BOTH FEDERAL AND STATE TAXES.

10.  ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and
payment of payroll and sales taxes? Yes     No  X .
                                        ---    ---
If no, explain: CONTACT WITH 3RD PARTY VENDOR FOR PAYROLL SERVICES. PROVIDER MAKES DEPOSIT ON BEHALF.

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all current? Yes  X   No     Explain:
                 ---     ---         ------------------------------------------

12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

     Auto & Truck 12/31/03  Liability 12/31/03
                  --------            --------
     Fire  12/31/03  Workers Comp. 12/31/03
           --------                --------

13.  ACTIONS OF DEBTOR. During the last month, did the debtor:

     (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

     (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes     No  X  Explain:
    ---    ---          -------------------------------------------------------

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
     (Attach additional sheets, if necessary.)

            |    FREQUENCY OF    | AMOUNT  |   NEXT    |     POST-PETITION
            |    PAYMENTS PER    | OF EACH |  PAYMENT  |   PAYMENTS NOT MADE
  CREDITOR  | CONTRACT (MO.,QTR) | PAYMENT |    DUE    |    NUMBER & AMOUNT
  --------  | ------------------ | ------- |    ---    |    ---------------
        N/A |                    |         |           |
            |                    |         |           |
------------ -------------------- --------- ----------- ------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)

     PROFESSIONAL                    SERVICE                    AMOUNT
     ---------------------- -------------------------- -------------------------
                           |                          |
              None         |                          |
     ---------------------- -------------------------- -------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period:     $250    .
                                                              -------------

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                 HomeGold Financial, Inc.
Dated: 6/30/03                                   DEBTOR-IN-POSSESSION
       -------

Name/ Title: Karen A. Miller, CFO                By: /s/ Karen A. Miller
             --------------------                   ------------------------
Address: 2340 Broad River Rd, Ste. B
         ---------------------------
Columbia, SC 29210
------------------
___________________________________

Phone: 803-365-2500
       ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.              )               Chapter 11
                                    )
                                    )               Case Number 03-03864-WB
                           Debtor(s))                           -----------
-------------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                             (BUSINESS DEBTOR, CASH)
                        CALENDAR MONTH 4/30/03 TO 5/31/03
                                       -------    -------
                (All figures refer to post-petition transactions)


                                                      THIS MONTH        YEAR TO DATE
   (A) TOTAL SALES/INCOME                       (A)    601,112            601,112
                                                       ---------          ---------
       Proceeds from Loan Payments,
         Payoffs, and Fees                             545,865            545,865
                                                       ---------          ---------
       Management Fees                                 0                  0
                                                       ---------          ---------
       Servicing Fees                                  55,247             55,247
                                                       ---------          ---------
       Miscellaneous Income                            0                  0
                                                       ---------          ---------

   (B) TOTAL COST OF SALES  (B)                        0                  0
                                                       ---------          ---------

   (C) GROSS PROFIT    (C = A - B)                     601,112            601,112
                                                       ---------          ---------

   OPERATING EXPENSES                                  614,580            614,580
   Salaries (Gross)                                    ---------          ---------
                                                       48,356             48,356
   Taxes (Payroll: Employer's Share)                   ---------          ---------
   Employee Benefits (Insurance, Pension
       Plan, etc. Employer's Share)                    204,887            204,887
                                                       ---------          ---------
   Advertising                                         13,987             13,987
                                                       ---------          ---------
   Costs on REO and Foreclosed Properties              71,708             71,708
                                                       ---------          ---------
   Loan Origination Costs                              4,165              4,165
                                                       ---------          ---------
   Insurance(Other)                                    570,850            570,850
                                                       ---------          ---------
   Leases (other than rent)                            0                  0
                                                       ---------          ---------
   Outside Services & Contractors                      73,898             73,898
                                                       ---------          ---------
   Professional Fees (Attorney, Accountant)            0                  0
                                                       ---------          ---------
   Rent and leases                                     134,056            134,056
                                                       ---------          ---------
   Supplies & Postage                                  4,759              4,759
                                                       ---------          ---------


                                                      THIS MONTH        YEAR TO DATE
   Taxes & Licenses (Other)                           975                975
                                                      -----------        -----------
   Telephone                                          11,009             11,009
                                                      -----------        -----------
   Travel                                             1,290              1,290
                                                      -----------        -----------
   Utilities                                          12,263             12,263
                                                      -----------        -----------
   Repairs & Maintenance                              8,457              8,457
                                                      -----------        -----------
   U.S. Trustee Quarterly Fee (HGFN Included)         500                500
                                                      -----------        -----------

   Other Operating Expenses
   Dues & Subscriptions                               0                  0
                                                      -----------        -----------
   Employee Recruiting Costs                          0                  0
                                                      -----------        -----------
   Miscellaneous                                      0                  0
                                                      -----------        -----------
   Relocation Costs                                   0                  0
                                                      -----------        -----------

   (D) TOTAL OPERATING EXPENSES  (D)                  1,775,740          1,775,740
                                                      -----------        -----------

   (E) PROFIT/LOSS FROM OPERATIONS  (E=C-D)           (1,174,628)        (1,174,628)
                                                      -----------        -----------

   OTHER INCOME (EXPENSES)
   Interest Income                                    0                  0
                                                      -----------        -----------
   Interest Expense                                   0                  0
                                                      -----------        -----------

   (F) TOTAL OTHER INCOME/EXPENSE (F)                 0                  0
                                                      -----------        -----------

   (G) INCOME BEFORE TAXES  (G = E+F)                 (1,174,628)        (1,174,628)
                                                      -----------        -----------

   (H) INCOME TAX EXPENSE      (H)                    0                  0
                                                      -----------        -----------

   (I) NET INCOME (LOSS)   (I = G - H)                (1,174,628)        (1,174,628)
                                                      -----------        -----------

   EXTRAORDINARY ITEMS
   Refund of Security Deposits                        1,629,704          1,629,704
                                                      -----------        -----------
   Proceeds from HGFN Principal Loan Payments         586,670            586,670
                                                      -----------        -----------
   Servicing Remittances                              (80,573)           (80,573)
                                                      -----------        -----------

   (J) Total Extraordinary Items       (J)            2,135,801          2,135,801
                                                      -----------        -----------

   (K) Cash forward from prior period  (K)
       Beginning Balance                              532,346            532,346
       Court approved pre-petition items paid
         from prior bank accounts awaiting the
         opening of new DIP accounts                  276,936            276,936
                                                      -----------        -----------

   (L) Ending Cash Balance       (L=I+J+K)            1,770,455          1,770,455
                                                      -----------        -----------

   (M) Balance per Bank Statement      (M)            2,155,278          2,155,278
                                                      -----------        -----------
   (N) Less Outstanding Checks         (N)            (389,604)          (389,604)
                                                      -----------        -----------
   (O) Add Deposits in Transit         (O)            4,781              4,781
                                                      -----------        -----------
   (P) Reconciled Bank Balance {P=(M-N)+0}            1,770,455          1,770,455
                                                      -----------        -----------

Ending Cash Balance (L) and Reconciled Bank Balance (P) should equal.
---------------------------------------------------------------------
   * A COPY OF THE BANK STATEMENT(S) SHOULD BE ATTACHED TO THIS FORM.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.                   )
                                         )   Chapter 11
                                         )   Case Number:03-03864-WB
                                         )               -----------
                               Debtor(s) )
------------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                       Calendar Month Ending April 30,2003
                                             -------------

Total Disbursements from Operating Account        (See Note 1) 1,157,341
                                                               ---------

Total Disbursements from Payroll Account          (See Note 2) 429,227
                                                               ---------

Total Disbursements from Tax Escrow Account       (See Note 3)
                                                               ---------------

Total Disbursements from any other Account        (See Note 4)
                                                               ---------------

Grand Total Disbursements from all Accounts                    1,586,568
                                                               ---------

NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)


                                           Department of the Treasury-Internal Revenue Service
FORM 6123
(Rev. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------- -------------------------------------------------------------------------------------------------------------------
                                                 Do not attach this Notice to your Return
-------------- -------------------------------------------------------------------------------------------------------------------
                District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-------------- -------------------------------------------------------------------------------------------------------------------
                Name of Taxpayer         SEE ATTACHED

    FROM:      -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address

-------------- -------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):
-------------------------- -------------------------------------------------------------------------------------------------------
       SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

  Taxes Reported on             for the payroll period from __________ to ___________
  Form 941, Employer's
  Quarterly Federal                     Payroll date              _____________
  Tax Return
                            Gross wages paid to employees                      $ ___________

                            Income tax withheld                                $ ___________

                            Social Security (EMPLOYER'S PLUS EMPLOYEE'S
                            SHARE OF SOCIAL SECURITY TAX)                      $ ___________

                            Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------

       SECTION 2                  Form 940 Federal Tax Deposit (FTD) Information

  Taxes Reported on               for the payroll period from __________ to ___________
  Form 940,Employer's
  Annual Federal            Gross wages paid to employees                      $ ___________
  Unemployment Tax
  Return                    Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------
                                                         CERTIFICATION
                           (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's
Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT METHOD                          / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                             / /   Electronic Federal Tax Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------------------------------
  Amount (Form 941 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Amount (Form 940 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Depositor's Employer                               Name and Address of Bank
  Identification Number:
--------------------------------------------------- ------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------------------------------
  Signed:                                                                          Date:

----------------------------------------------------------------------------------------------------------------------------------
  Name and Title
  (PRINT OR TYPE)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Cat. #43099Z Form 6123 (rev. 06-97)


                                                    CHI1530 (CHI1533)         FEDERAL DEPOSIT DETAILS
                                                                           05 /15 / 2003     13:22:30

Br/Co     :  42/AEG      Agt        :  005            Yr/Qtr            :  03 / 2    Hdr Status :  A
Status    :  X           Cuttoff Dt :  04 / 04        FF-EIC Freq       :  SW        Transfer   :
Disb Acct :              Int Rise   :  04 / 08 / 03   FUTA Freq         :            Combo      :  N
Check No  :              Ext Rixe   :  04 / 08 / 03   FF-EIC Sisb Mthd  :  A         Late Disb  :  N
ID        :  593324910   Due Date   :  04 / 09 / 03   FUTA Disb Mthd    :            Payee      :  A
N&A/Sfx   :  001-1


Tax Type          Deposit

Total             54,573.73
FIT               23,889.51
FICAEE            15,357.78
FICAER            15,357.69
FUTA                   0.00
EIC                   31.25-


                                                   CHI1530 (CHI1533)         Federal Deposit Details
                                                                          05 /15 / 2003     13:22:51

Br/Co     :  42/AEG      Agt        :  005             Yr/Qtr           :  03 / 2    Hdr Status :  A
Status    :  X           Cuttoff Dt :  04 / 18         FF-EIC Freq      :  SW        Transfer   :
Disb Acct :              Int Rise   :  04 / 22 / 03    FUTA Freq        :            Combo      :  N
Check No  :              Ext Rixe   :  04 / 22 / 03    FF-EIC Sisb Mthd :  A         Late Disb  :  N
ID        :  593324910   Due Date   :  04 / 23 / 03    FUTA Disb Mthd   :            Payee      :  A
N&A/Sfx   :  001-1


Tax Type          Deposit

Total             55,392.06
FIT               24,131.98
FICAEE            15,645.56
FICAER            15,645.61
FUTA                   0.00
EIC                   31.09-

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003
                                    --------------


                         TOTAL       DATE         PAST DUE         PAST DUE
CREDITOR                  DUE      INCURRED     (31-60 DAYS)    (OVER 60 DAYS)

Accredited Lending     7,951.92    4/25/03
BMC Mortgage           8,954.22    4/19/03
Equity First           2,427.50    4/14/03
Flagstar              12,576.08    4/10/03
Option One             4,777.20    4/23/03
EMMCO, LLC            68,578.00    4/15/03
Carolina Investors   100,000.00    4/30/03


















TOTALS THIS
PAGE             $205,265.92                0.00                     0.00
               ---------------        ---------------          ---------------

TOTALS ALL
PAGES            $205,264.92                0.00                     0.00
               ---------------        ---------------          ---------------


                                                ACCOUNTS PAYABLE
                                              AS OF April 30, 2003

TRADE ACCOUNTS PAYABLE
                                                                            PAST DUEPAST DUE
CREDITOR                                TOTAL DUE        DATE INCURRED        (31-60 DAYS)      (OVER 60 DAYS)
Adecco                                 125.12            4/20/03
ADP Screening & Selection Svc          72.29             3/30/03-4/26/03
Advanced Cleaning Svc                  589.00            4/1/03-5/31/03
Airbourne Express                       34.73            4/3/03-4/10/03
Aquapure Water Sys                     119.26            4/15/03
AT&T                                   137.91            4/27/03
Attachmate                             570.08            4/30/03
Bowles Rice McDavid Graff & Love       258.05            4/30/03
Bowles Rice McDavid Graff & Love       875.87            4/30/03
BOYD BRAZELL, SR                        64.26            4/24/03-4/29/03
Carolina Marking Devices               50.35             4/2/03
Carolina Marking Devices               13.84             4/7/03
ComEd                                  533.49            4/7/03-5/7/03
ComEd                                  104.17            4/7/03-5/7/03
ComEd                                  118.80            3/31/03-4/7/03
CONNIE SHARPE                          980.98            4/18/03-5/1/03
Dove Data Products                     852.17            4/29/03
Executive Copies of Columbia           6,905.09          4/23/03
Fedex                                  227.99            3/28/03-4/4/03
FNIS Flood Services                    88.00             4/1/03-4/30/03
FORECLOSURE MANAGEMENT                 654.50            4/24/03-4/29/03
HOTJOBS.COM LTD                        1,350.00          4/1/03-6/30/03
JENNIFER PLANK                         2,299.20          4/18/03-5/1/03
John Efird                             43.04             4/16/03
John Efird                             926.10            4/24/03
John Efird                             935.68            4/29/03
JOHN EFIRD COMPANY                     136.42            4/1/03
JOHN EFIRD COMPANY                     82.76             4/7/03
PCS, CO                                3,600.00          4/22/03
RL Carriers                            52.10             4/21/03
Ronco Communications                   1,984.00          4/1/03
SBC                                    853.68            3/17/03-5/15/03      4/16/03 BILL
SCE&G                                  74.17             3/31/03-5/6/03
SIDNEY O. NASH, III                    1,371.90          4/18/03-5/1/03
SiteXdata                              50.00             4/1/03-4/30/03
Staffmark                              100.80            4/6/03
The Office Works                       24.07             4/30/03
UPS                                    21.17             4/5/03-4/11/03
UPS                                    10.37             4/5/03-4/11/03
UPS                                    14.54             4/5/03-4/11/03
UPS                                    6.64              4/12/03-4/18/03
UPS                                    59.78             4/19/03-4/25/03
UPS                                    107.96            4/26/03-5/2/03
Verizon Internet Services              820.00            4/1/03-4/30/03
WASTE MANAGEMENT                       633.90            4/3/03-5/1/03
Xspdeius Management                    10,411.81         4/1/03-4/30/03
Xspdeius Management                    374.07            4/1/03-4/30/03
TRADE ACCOUNTS PAYABLE TOTAL           39,720.11

A/P: Pursuant to order authorizing debtor to pay certain pre-petition claims and return monies being held for the benefit of third parties.


                                                                   PAST DUEPAST            DUE
CREDITOR                      TOTAL DUE          DATE INCURRED     (31-60 DAYS)     (OVER 60 DAYS)
GUARDIAN LIFE INSURANCE       4,612.54          2/1/03-2/28/03
GUARDIAN LIFE INSURANCE       4,530.36          3/1/03-3/31/03
John Andrulis                 121.49            3/27/03
Total                         9,264.39

GRAND TOTAL                   48,984.50

                                                                      4550423701
PAGE

##XXH1834DPCSTM           04300304550423701
                                              Statement of Account

                                              Last statement:April 04, 2003
                                              This statement:April 30, 2003
                                              Total days in statement period: 27
                                              4550423701       031   834
                                              Page 1 of 5


  HOMEGOLD INC
  BANKRUPTCY NO 03-03864-B                    Direct inquiries to:      91
  OPERATING ACCOUNT/DEBTORS IN POSSESSION
  2340 B BROAD RIVER RD                       NBSC Lexington
  COLUMBIA SC 29210                           5456 Sunset Boulevard
                                              Lexington SC  29072

                            Summary of Account Balance

 Account                                Number                    Ending Balance

 Commercial Checking                  4550423701                   $2,155,277.67

LET FREEDOM RING!

 Commercial Checking                Account Number  4550423701   91 Enclosures


  Beginning balance                0.00
  Deposits/Credits         3,352,241.70
  Withdrawals/Debits       1,196,964.03
  Ending balance           2,155,277.67


 Checks

 Number             Date                  Amount                 Control
 103                04-25                  25.00          00006230423190
 1001 *             04-14                 626.01          00006127638240
 1002               04-23                 252.00          00006131327030
 1003               04-23                 234.00          00006131327040
 1004               04-23                 229.50          00006131327050
 1005               04-29                  19.71          00006232692490
 1006               04-18                  21.90          00006227939350
 1007               04-18                  14.60          00006227939340
 1008               04-18                  10.95          00006227939330
 1009               04-18                  15.70          00006227939320
 1010               04-28                  44.94          00006231293460
 1011               04-28                  31.79          00006231293450
 1012               04-28               1,300.00          00006231293440
 1013               04-17                  57.63          00006227399050
 1014               04-21                  15.84          00006228775030

                                                          4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 2 of 5


 Checks
 1015               04-21                   7.92          00006228775040
 1016               04-24                   9.53          00006132166840
 1017               04-24                   5.39          00006132166830
 1018               04-17                  38.75          00006227406710
 1019               04-28                 964.09          00006231293470
 1020               04-23                  50.00          00006131448340
 1022 *             04-28                 560.76          00006231293430
 1024 *             04-24               1,789.98          00006132082300
 1025               04-21              73,159.87          00006130009150
 1026               04-23                 217.36          00006131418360
 1027               04-23               1,271.36          00006131245480
 1028               04-28                 801.04          00006231106310
 1029               04-25                 659.55          00006132661040
 1032 *             04-24                  25.00          00006132056260
 1037 *             04-24                 110.00          00006132055660
 1039 *             04-23                 100.00          00006131464180
 1040               04-23                  40.00          00006131341840
 1044 *             04-18                  66.75          00006227823500
 1045               04-22                 159.90          00006229233740
 1046               04-21                 500.00          00006130053090
 1047               04-21               1,395.00          00006130066800
 1048               04-23                 138.20          00006131102730
 1049               04-28                 291.06          00006231123610
 1050               04-23               1,975.00          00006131210230
 1051               04-21                  15.84          00006228775020
 1052               04-23                 118.98          00006131231900
 1053               04-21               4,883.78          00006130324210
 1054               04-22                 132.82          00006229233750
 1055               04-22               4,595.39          00006229254680
 1056               04-22                  37.00          00006228886400
 1057               04-23                 847.41          00006131450700
 1058               04-22                 185.00          00006228886410
 1059               04-22                 370.00          00006228958720
 1060               04-22               1,397.10          00006228910790
 1061               04-22                 956.48          00006229200060
 1062               04-25                 260.57          00006230310440
 1063               04-23                 195.04          00006131195910
 1065 *             04-30                 825.02          00006133221890
 1066               04-30                 460.08          00006133355980
 1068 *             04-28               1,537.96          00006231256870
 1069               04-28                 891.59          00006231173890
 1071 *             04-30               3,926.81          00006133247400
 1073 *             04-23                 772.65          00006131240210
 1074               04-24                 468.39          00006132034130
 1075               04-24               1,003.09          00006132033940
 1076               04-28                 579.04          00006231362370
 1077               04-23                 461.63          00006131418930

                                                          4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 3 of 5


Checks
1078               04-22                 825.90          00006228913370
1079               04-30                 676.64          00006133279510
1080               04-23                 583.96          00006131126730
1082 *             04-23                 578.26          00006131418840
1083               04-25                 861.76          00006132671290
1084               04-23                 847.73          00006131433120
1085               04-24                 458.58          00006132095440
1086               04-28              32,992.03          00006231459540
1087               04-23                 533.32          00006131231910
1089 *             04-24                   7.92          00006132389120
1090               04-22                 974.96          00006228918900
1091               04-22                 836.90          00006228918910
1092               04-24              12,210.00          00006131930150
1093               04-25                 740.00          00006230238150
1094               04-24               2,000.00          00006131880020
1097 *             04-25               3,600.00          00006132674330
1098               04-28                 120.24          00006231299260
1099               04-28              16,518.83          00006231147120
1117 *             04-30                 378.39          00006133145640
1127 *             04-30                 680.21          00006133082900
55359 *            04-28                  25.00          00006231358610
* Skip in check sequence

Other Debits

 Date  Transaction Type        Reference Number  Description            Amount

 04-10   Dp Correction Debit   00006127012361                           638.50
 04-10   Service Charge Dr     00006127012361    DP CORRECTION DEBI       5.00
 04-10   Preauthorized Wd      91000012073760    DELUXE BUS SYS.        592.52
                                                 BUS PRODS
                                                 030410 11472820
 04-11   Wire Transfer-Out     00006225005990                        37,375.79
 04-11   Wire Transfer-Out     00006225006000                         4,000.00
 04-11   Wire Transfer-Out     00006225005960                         1,023.86
 04-11   Wire Transfer-Out     00006225005950                           914.91
 04-11   Wire Transfer-Out     00006225005980                           727.91
 04-11   Wire Transfer-Out     00006225005940                           693.18
 04-11   Wire Transfer-Out     00006225005930                           499.04
 04-11   Wire Transfer-Out     00006225005970                           451.29
 04-11   Wire Transfer Fee     124000411105545                           12.00
 04-11   Wire Transfer Fee     124000411105545                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00
 04-11   Wire Transfer Fee     124000411105652                           12.00

                                                     4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 4 of 5


Other Debits
 Date  Transaction Type        Reference Number  Description               Amount
 04-15   Money Mkt Withdrawal  00006226363360                            1,197.55
 04-16   Deposit Return Item   00006129838650                            1,255.28
 04-16   Wire Transfer Fee     375000416103411                              12.00
 04-17   Wire Transfer-Out     00006227565460                              724.00
 04-17   Wire Transfer-Out     00006227565470                              432.00
 04-17   Debit Memo            00006227567320                          162,314.13
 04-17   Debit Memo            00006227565570                           66,350.87
 04-17   Automatic Transfer    00000000000000    TRANSFER TO                30.00
                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
 04-18   Debit Memo            00006228649300                            6,413.55
 04-21   Automatic Transfer    00000000000000    TRANSFER TO               977.95
                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
 04-23   Automatic Transfer    00000000000000    TRANSFER TO               344.00
                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
 04-24   Wire Transfer-Out     874000424090959                         570,850.00
 04-25   Withdrawal            00006230813230                            1,000.00
 04-25   Automatic Transfer    00000000000000    TRANSFER TO               983.22
                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
 04-28   Deposit Return Item   00006232456020                            2,081.61
 04-29   Wire Transfer-Out     633000429100853                           2,136.41
 04-29   Wire Transfer-Out     633000429100853                           2,000.00
 04-30   Preauthorized Wd      21000024376919    SBC AMERITECH           3,880.47
                                                 PAYMENTS
                                                 030430 630R2636634764
 04-30   Automatic Transfer    00000000000000    TRANSFER TO           138,354.61
                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901

Deposits/Other Credits
 Date  Transaction Type        Reference Number  Description               Amount

 04-07   Deposit               00006221673560                          290,609.85
 04-08   Deposit               00006223241310                          586,669.87
 04-08   Deposit               00006223244090                            2,036.41
 04-09   Deposit               00006224152660                           17,914.58
 04-10   Deposit               00006127009820                           24,624.45
 04-10   Deposit               00006126997970                           12,318.23
 04-10   Deposit               00006127012420                            6,498.64
 04-10   Deposit               00006127008820                            5,775.00
 04-10   Deposit               00006127012360                            3,253.97

                                                     4550423701       PAGE

##XXH1834DPCSTM           04300304550423701

                                                     April 30, 2003
                                                     4550423701
                                                     HOMEGOLD INC
                                                     Page 5 of 5

Deposits/Other Credits
 Date  Transaction Type        Reference Number  Description               Amount

 04-10   Deposit               00006127009900                            2,063.25
 04-10   Deposit               00006127010730                            1,829.85
 04-10   Deposit               00006127008790                            1,265.28
 04-10   Deposit               00006127012470                            1,172.29
 04-10   Deposit               00006127012500                              861.76
 04-11   Deposit               00006224952260                           11,117.76
 04-11   Deposit               00006224964640                            5,081.28
 04-14   Deposit               00006128523490                              967.94
 04-15   Deposit               00006226319550                              954.10
 04-16   Deposit               00006129546890                            4,404.89
 04-16   Wire Transfer-IN      874000416084206                             755.83
 04-16   Deposit               00006129545980                              556.05
 04-16   Deposit               00006129546920                               20.00
 04-17   Deposit               00006227408850                            7,622.43
 04-17   Deposit               00006227409140                            2,714.02
 04-18   Deposit               00006228278250                           21,176.65
 04-18   Deposit               00006228278210                           13,019.75
 04-18   Deposit               00006228275040                               74.27
 04-21   Wire Transfer-IN      633000421085108                          55,246.92
 04-21   Deposit               00006228772990                              881.55
 04-21   Credit Memo           00006130922660                                0.32
 04-22   Wire Transfer-IN      874000422141630                       1,500,000.00
 04-22   Wire Transfer-IN      874000422141630                         129,704.23
 04-22   Deposit               00006229726020                            7,832.42
 04-22   Deposit               00006229725850                            2,342.13
 04-22   Deposit               00006229725970                              428.31
 04-23   Deposit               00006131719700                              546.05
 04-24   Deposit               00006132431530                            6,093.75
 04-24   Deposit               00006132422510                              815.04
 04-25   Deposit               00006230752330                           75,544.81
 04-25   Deposit               00006230752250                            4,035.00
 04-28   Wire Transfer-IN      874000428104822                         532,345.79
 04-28   Deposit               00006231940590                            1,311.90
 04-29   Deposit               00006233431090                            7,001.00
 04-29   Deposit               00006233431200                            2,754.08


Balance Summary
 Date             Amount     Date              Amount     Date             Amount

04-07         290,609.85     04-15         926,172.95     04-23      2,334,522.61
04-08         879,316.13     04-16         930,642.44     04-24      1,752,493.52
04-09         897,230.71     04-17         711,031.51     04-25      1,823,943.23
04-10         955,657.41     04-18         738,758.73     04-28      2,298,860.94
04-11         926,074.47     04-21         713,931.32     04-29      2,304,459.90
04-14         926,416.40     04-22       2,343,766.96     04-30      2,155,277.67

4550422901       PAGE

##XXH1834DPCSTM       04300304550422901
                                            Statement of Account

                                            Last statement:April 04, 2003
                                            This statement:April 30, 2003
                                            Total days in statement period: 27
                                            4550422901       031   834
                                            Page 1 of 2

   HOMEGOLD INC
   BANKRUPTCY NO 03-03864-B                 Direct inquiries to:       1
   PAYROLL ACCOUNT/DEBTORS IN POSSESSION
   2340 B BROAD RIVER RD                    NBSC Lexington
   COLUMBIA SC 29210                        5456 Sunset Boulevard
                                            Lexington SC  29072

                           Summary of Account Balance

  Account                             Number                    Ending Balance

  Commercial Checking               4550422901                           $0.00

      LET FREEDOM RING!

   Commercial Checking            Account Number  4550422901     1 Enclosure

    Beginning balance                0.00
    Deposits/Credits           369,354.78
    Withdrawals/Debits         369,354.78
    Ending balance                   0.00

  Checks

  Number             Date                  Amount                 Control
  1002               04-21                 977.95          00006130306560

  Other Debits

Date  Transaction Type     Reference Number  Description             Amount

04-16  Wire Transfer-Out   874000416145617   BNF=ADP INC FUNDS     162,314.13
                                             MGMNT. TAS DEPOSIT
                                             CUSTODIAL ACCT,
                                             REQUEST BY ADP
                                             REF: 42AEG8448140VV
04-16   NSF Fee            00000417094346    FOR OVERDRAFT              30.00
                                             WIRE TRANSFER-OUT

                                                          4550422901       PAGE

##XXH1834DPCSTM           04300304550422901

                                                     April 30, 2003
                                                     4550422901
                                                     HOMEGOLD INC
                                                     Page 2 of 2

Other Debits
 Date  Transaction Type      Reference Number  Description               Amount

 04-17   Wire Transfer-Out   874000417101142   BNF=ADP INC. FUNDS     66,350.87
                                               MGMT TAX DEPOSIT
                                               CUSTODIAL ACCT.
                                               REQUEST OF ADP TAX S
                                               VC REF:#42AEG8448139VV
 04-23   Preauthorized Wd    91000010729701    ADP TX/FINCL SVC          344.00
                                               ADP - TAX
                                               030423 42AEG 8487318VV
 04-25   Preauthorized Wd    21000022978866    ADP PAYROLL FEES          983.22
                                               ADP - FEES
                                               030425 10AEG 0132169
 04-30   Wire Transfer-Out   633000430160431                         138,354.61


Deposits/Other Credits

 Date  Transaction Type      Reference Number  Description               Amount

 04-17   Automatic Transfer  00000000000000    TRANSFER FROM              30.00
                                               ZERO BALANCE ACCT
                                               4550423701
 04-17   Deposit             00006227567310                          162,314.13
 04-17   Deposit             00006227565560                           66,350.87
 04-21   Automatic Transfer  00000000000000    TRANSFER FROM             977.95
                                               ZERO BALANCE ACCT
                                               4550423701
 04-23   Automatic Transfer  00000000000000    TRANSFER FROM             344.00
                                               ZERO BALANCE ACCT
                                               4550423701
 04-25   Automatic Transfer  00000000000000    TRANSFER FROM             983.22
                                               ZERO BALANCE ACCT
                                               4550423701
 04-30   Automatic Transfer  00000000000000    TRANSFER FROM         138,354.61
                                               ZERO BALANCE ACCT
                                               4550423701

Balance Summary
 Date             Amount     Date         Amount     Date             Amount

04-16        -162,344.13     04-21          0.00     04-25              0.00
04-17               0.00     04-23          0.00     04-30              0.00

4550421001       PAGE



##XXH1834DPCSTM      04300304550421001
                                            Statement of Account

                                            Last statement:April 04, 2003
                                            This statement:April 30, 2003
                                            Total days in statement period: 27
                                            4550421001       031   834
                                            Page 1 of 1


 HOMEGOLD INC
 BANKRUPTCY NO 03-03864-B                   Direct inquiries to:       0
 TAXES/SPEC ESCROW/DEBTORS IN POSSESSION
 2340 B BROAD RIVER RD                      NBSC Lexington
 COLUMBIA SC 29210                          5456 Sunset Boulevard
                                            Lexington SC  29072


                           Summary of Account Balance

Account                                Number                    Ending Balance

Commercial Checking                  4550421001                           $0.00

LET FREEDOM RING!

Commercial Checking                  Account Number  4550421001


Beginning balance                0.00
Deposits/Credits                 0.00
Withdrawals/Debits               0.00
Ending balance                   0.00